BABSON ENTERPRISE FUND, INC.

              Supplement dated July 1, 1999
                           To
             Prospectus dated March 31, 1999

Effective July 1, 1999, the Babson Enterprise Fund is opened to new investors. This means that investors may open new accounts with the Fund through direct purchases, or through exchanges from any other fund in the Babson Funds family or the Buffalo Funds family. Investors whose accounts were open in 1992 when the Fund was closed to new investors have been permitted to add to their accounts since that time.

The section of the Prospectus entitled "Limited Offering" and the references to the limited offering of the Fund's shares on the table of contents page and the back cover of the Prospectus are superceded by this Supplement.

It is anticipated the Fund will again close to new investors when it reaches $280 million in assets. The Prospectus contains complete information about how to purchase shares of the Fund.